UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 812-13797

AB ACTIVE ETFs, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East, New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2024

Date of reporting period: October 31, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

SDFI

October 31, 2024

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Fund Information

AB Short Duration Income ETF

Principal Listing Exchange: NYSE Arca

Annual Shareholder Report

This annual shareholder report contains important information about the AB Short Duration Income ETF (the “Fund”) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https:/www.abfunds.com/link/AB/SDFI-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Fund Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AB Short Duration Income ETF	$41	0.39%

Prior to commencing operations, the Fund acquired the assets and liabilities of AB Short Duration Income Portfolio (a “Predecessor Fund”), a series of AB Bond Fund, Inc., and adopted the accounting and performance history of that fund (a “Reorganization”), as of the close of business on June 7, 2024. The Fund has the same investment objective, strategies, policies and portfolio management team as the Predecessor Fund.

The performance of the Predecessor Fund shown below has not been adjusted to reflect the lower fees and expenses that will be incurred by the Fund. The advisory fee's paid, disclosed below includes the impact of advisory fee waiver arrangement of the Predecessor Fund.The Predecessor Fund was a mutual fund, and the average annual total returns as shown below are based on NAV per share, and are not based on market prices for an ETF share as traded on an exchange. Predecessor Fund performance is based on the performance of Advisor Class shares. Prior to the Fund's acquisition of the Predecessor Fund, the other share classes of the Predecessor Fund were converted into Advisor Class shares.

How did the Fund perform last year? What affected the Fund’s performance?

In the 12-month period, industry allocation was the primary contributor to performance, relative to the benchmark, from off-benchmark exposure to collateralized mortgage obligations, commercial mortgage-backed securities and collateralized loan obligations. Security selection also contributed, from selection in consumer cyclical-other, consumer cyclical-automotive, energy and services that exceeded losses from selection in finance and communications-media. Overall yield-curve positioning in the US added to performance. Off-benchmark country allocation to the eurozone also added to performance. Currency decisions did not impact performance during the period.

During the 12-month period, the Fund used derivatives in the form of interest rate futures to manage and hedge duration and/or take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were also utilized to effectively obtain high-yield credit/sector exposure.

Performance Highlights

Top contributors to performance:

  Industry allocation was the primary contributor to overall performance.

Top detractors from performance:

  Yield-curve positioning detracted from performance.

SDFI

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	AB Short Duration Income ETF	Bloomberg U.S. Aggregate Bond Index	Bloomberg 1-5 Year U.S. Government/Credit Index
12/18	$10,000	$10,000	$10,000
10/19	$10,725	$11,000	$10,573
10/20	$10,843	$11,680	$11,045
10/21	$11,138	$11,624	$11,001
10/22	$10,162	$9,801	$10,227
10/23	$10,693	$9,836	$10,524
10/24	$11,605	$10,874	$11,253

Average Annual Total Returns

AATR	1 Year	5 Years	Since Inception 12/12/18
AB Short Duration Income ETF	8.52%	1.59%	2.56%
Bloomberg U.S. Aggregate Bond Index	10.55%	-0.23%	1.43%
Bloomberg 1-5 Year U.S. Government/Credit Index	6.92%	1.26%	2.02%

The addition of the Bloomberg U.S. Aggregate Bond Index broad-based benchmark provides a comparison of the Fund's performance against the broader market as regulatorily required.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https:/www.abfunds.com/link/AB/SDFI-A for the most recent performance information.

Key Fund Statistics

FUND STATISTICS	Fund Stats
Net Assets	$88,363,187
# of Portfolio Holdings	383
Portfolio Turnover Rate	116%
Total Advisory Fees Paid	$25,112

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Graphical Representation of Holdings

Security Type Breakdown

Value	Value
Corporates - Investment Grade	36.3%
Governments - Treasuries	31.9%
Asset-Backed Securities	11.7%
Collateralized Loan Obligations	9.2%
Corporates - Non-Investment Grade	7.2%
Commercial Mortgage-Backed Securities	1.9%
Emerging Markets - Sovereigns	1.0%
Collateralized Mortgage Obligations	0.4%
Bank Loans	0.3%
Short-Term Investments	1.1%
Other assets less liabilities	-1.0%

Availability of Additional Information

You can find additional information on the Fund’s website at https:/www.abfunds.com/link/AB/SDFI-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

SDFI

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https:/www.abfunds.com/link/AB/SDFI-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

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Fund Information

ETF-SDI-0153-1024

SDFI

4

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Short Duration Income ETF	2023	$43,345	—	$17,632
	2024	$95,700	—	$17,274

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund: (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Short Duration Income ETF	2023	$1,778,662	$17,632
			$—
			$(17,632)
	2024	$2,041,580	$17,274
			$—
			$(17,274)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 7 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

OCT 10.31.24

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

AB SHORT DURATION INCOME ETF

(NYSE Arca: SDFI)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

PORTFOLIO OF INVESTMENTS

October 31, 2024

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 36.3%
Industrial – 20.6%
Basic – 1.0%
Georgia-Pacific LLC 0.95%, 05/15/2026(a)	U.S.$	9	$8,515
Glencore Funding LLC 1.625%, 09/01/2025(a)		32	31,136
5.338%, 04/04/2027(a)		373	377,129
Newmont Corp./Newcrest Finance Pty Ltd. 5.30%, 03/15/2026		329	331,865
Sherwin-Williams Co. (The) 3.45%, 06/01/2027		161	156,267

			904,912

Capital Goods – 2.6%
Boeing Co. (The) 2.196%, 02/04/2026		426	410,332
Caterpillar Financial Services Corp. Series D 4.35%, 05/15/2026		218	218,041
Northrop Grumman Corp. 3.20%, 02/01/2027		377	366,003
3.25%, 01/15/2028		86	82,285
Parker-Hannifin Corp. 4.25%, 09/15/2027		362	358,894
Regal Rexnord Corp. 6.05%, 02/15/2026		377	380,808
RTX Corp. 3.50%, 03/15/2027		132	128,619
5.75%, 11/08/2026		356	363,590

			2,308,572

Communications - Media – 0.1%
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		83	79,929

Communications - Telecommunications – 0.7%
T-Mobile USA, Inc. 2.625%, 04/15/2026		228	221,053
3.75%, 04/15/2027		417	408,264

			629,317

Consumer Cyclical - Automotive – 2.3%
Ford Motor Credit Co., LLC 5.80%, 03/08/2029		383	383,149
5.85%, 05/17/2027		200	201,884

abfunds.com	AB SHORT DURATION INCOME ETF | 1

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

General Motors Financial Co., Inc. 1.25%, 01/08/2026	U.S.$	18	$17,247
1.50%, 06/10/2026		40	37,898
2.75%, 06/20/2025		411	404,967
5.25%, 03/01/2026		46	46,127
6.05%, 10/10/2025		111	112,110
Hyundai Capital America 1.30%, 01/08/2026(a)		61	58,467
4.55%, 09/26/2029(a)		38	37,075
5.25%, 01/08/2027(a)		25	25,186
5.30%, 03/19/2027(a)		322	325,352
Nissan Motor Acceptance Co., LLC 5.30%, 09/13/2027(a)		94	92,443
Toyota Motor Credit Corp. 5.05%, 05/16/2029		267	270,594

			2,012,499

Consumer Cyclical - Entertainment – 0.1%
Carnival Corp. 4.00%, 08/01/2028(a)		58	55,316

Consumer Cyclical - Other – 0.7%
Las Vegas Sands Corp. 3.50%, 08/18/2026		424	412,035
Sands China Ltd. 5.125%, 08/08/2025(b)		200	199,148

			611,183

Consumer Cyclical - Restaurants – 1.1%
McDonald’s Corp. 3.50%, 03/01/2027		364	355,559
Series G 5.00%, 05/17/2029		255	258,154
Starbucks Corp. 4.75%, 02/15/2026		52	52,079
4.85%, 02/08/2027		259	260,593

			926,385

Consumer Non-Cyclical – 6.9%
AbbVie, Inc. 2.95%, 11/21/2026		97	94,062
3.20%, 05/14/2026		273	267,780
3.60%, 05/14/2025		154	153,021
Archer-Daniels-Midland Co. 2.50%, 08/11/2026		377	363,583
BAT International Finance PLC 1.668%, 03/25/2026		431	412,704
Cargill, Inc. 4.875%, 10/10/2025(a)		403	404,201

2 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC 6.625%, 07/15/2030(a)	U.S.$	76	$77,624
CVS Health Corp. 2.875%, 06/01/2026		401	388,533
3.00%, 08/15/2026		107	103,541
General Mills, Inc. 4.70%, 01/30/2027		121	121,092
HCA, Inc. 5.25%, 06/15/2026		263	264,015
5.375%, 09/01/2026		365	366,854
Imperial Brands Finance PLC 3.50%, 07/26/2026(a)		376	366,250
Kraft Heinz Foods Co. 3.00%, 06/01/2026		381	370,896
3.875%, 05/15/2027		70	68,637
Molson Coors Brewing Co. 3.00%, 07/15/2026		393	382,464
Philip Morris International, Inc. 0.875%, 05/01/2026		15	14,193
2.75%, 02/25/2026		65	63,436
4.875%, 02/13/2026		131	131,428
4.875%, 02/13/2029		272	272,832
Reynolds American, Inc. 4.45%, 06/12/2025		126	125,529
Royalty Pharma PLC 1.20%, 09/02/2025		426	413,356
Stryker Corp. 1.15%, 06/15/2025		164	160,366
3.50%, 03/15/2026		320	315,117
Sysco Corp. 3.30%, 07/15/2026		49	47,872
Tyson Foods, Inc. 4.00%, 03/01/2026		374	369,912

			6,119,298

Energy – 0.5%
Continental Resources, Inc./OK 2.268%, 11/15/2026(a)		29	27,340
EQM Midstream Partners LP 5.50%, 07/15/2028		74	73,688
ONEOK, Inc. 5.55%, 11/01/2026		369	373,956

			474,984

Services – 1.1%
Mastercard, Inc. 2.95%, 11/21/2026		436	424,115

abfunds.com	AB SHORT DURATION INCOME ETF | 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PayPal Holdings, Inc. 2.65%, 10/01/2026	U.S.$	128	$123,699
S&P Global, Inc. 2.45%, 03/01/2027		433	413,099

			960,913

Technology – 3.5%
Analog Devices, Inc. 3.50%, 12/05/2026		398	390,498
Apple, Inc. 0.70%, 02/08/2026		413	394,254
2.45%, 08/04/2026		6	5,810
Fiserv, Inc. 3.20%, 07/01/2026		416	406,128
5.15%, 03/15/2027		52	52,573
Honeywell International, Inc. 2.50%, 11/01/2026		240	231,559
International Business Machines Corp. 3.30%, 05/15/2026		158	155,008
Lam Research Corp. 3.75%, 03/15/2026		393	388,897
Oracle Corp. 1.65%, 03/25/2026		166	159,058
2.65%, 07/15/2026		68	65,772
QUALCOMM, Inc. 1.30%, 05/20/2028		56	50,128
3.25%, 05/20/2027		376	364,995
VMware LLC 1.40%, 08/15/2026		442	416,673

			3,081,353

			18,164,661

Financial Institutions – 14.6%
Banking – 12.5%
American Express Co. 4.99%, 05/01/2026		185	184,919
5.098%, 02/16/2028		131	131,976
6.338%, 10/30/2026		398	403,572
Banco Santander SA 1.722%, 09/14/2027		200	188,210
Bank of America Corp. 1.319%, 06/19/2026		398	388,715
Bank of New York Mellon Corp. (The) 4.414%, 07/24/2026		24	23,905
Barclays PLC 5.20%, 05/12/2026		111	111,018
5.829%, 05/09/2027		361	365,447
7.325%, 11/02/2026		234	238,893

4 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital One Financial Corp. 4.20%, 10/29/2025	U.S.$	286	$283,964
Citigroup, Inc. 1.122%, 01/28/2027		23	21,960
1.462%, 06/09/2027		119	112,883
3.106%, 04/08/2026		208	206,211
3.20%, 10/21/2026		402	390,672
3.887%, 01/10/2028		152	148,898
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		529	512,321
7.146%, 07/13/2027		364	375,834
Goldman Sachs Bank USA/New York NY Series B 5.283%, 03/18/2027		30	30,186
Goldman Sachs Group, Inc. (The) 1.431%, 03/09/2027		435	415,334
5.798%, 08/10/2026		196	197,225
Series VAR 1.093%, 12/09/2026		91	87,228
HSBC Holdings PLC 4.583%, 06/19/2029		214	210,422
5.597%, 05/17/2028		506	513,534
ING Groep NV 1.726%, 04/01/2027		381	364,487
JPMorgan Chase & Co. 1.04%, 02/04/2027		291	277,433
1.045%, 11/19/2026		260	249,746
1.47%, 09/22/2027		148	139,246
3.96%, 01/29/2027		59	58,391
Lloyds Banking Group PLC 1.627%, 05/11/2027		395	375,748
5.985%, 08/07/2027		175	178,258
Macquarie Group Ltd. 1.34%, 01/12/2027(a)		432	413,636
Morgan Stanley 4.21%, 04/20/2028		85	83,920
4.679%, 07/17/2026		401	399,785
6.138%, 10/16/2026		235	237,698
Nationwide Building Society 6.557%, 10/18/2027(a)		210	216,334
PNC Financial Services Group, Inc. (The) 4.758%, 01/26/2027		79	78,931
5.812%, 06/12/2026		392	393,834
Santander UK Group Holdings PLC 6.833%, 11/21/2026		369	374,944
Societe Generale SA 5.519%, 01/19/2028(a)		443	444,515

abfunds.com	AB SHORT DURATION INCOME ETF | 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Synchrony Financial 3.95%, 12/01/2027	U.S.$	65	$62,432
Truist Financial Corp. 4.26%, 07/28/2026		407	404,468
5.90%, 10/28/2026		72	72,663
UBS Group AG 4.703%, 08/05/2027(a)		367	365,319
Wells Fargo & Co. 2.188%, 04/30/2026		149	146,868
3.908%, 04/25/2026		140	139,166

			11,021,149

Finance – 0.0%
Air Lease Corp. 3.375%, 07/01/2025		7	6,927

Insurance – 0.9%
Athene Global Funding 1.985%, 08/19/2028(a)		75	66,923
5.62%, 05/08/2026(a)		402	405,630
5.684%, 02/23/2026(a)		251	252,968
Cigna Group (The) 1.25%, 03/15/2026		70	66,761

			792,282

REITs – 1.2%
American Tower Corp. 4.00%, 06/01/2025		330	328,278
GLP Capital LP/GLP Financing II, Inc. 5.375%, 04/15/2026		406	406,158
Newmark Group, Inc. 7.50%, 01/12/2029		11	11,644
VICI Properties LP/VICI Note Co., Inc. 4.25%, 12/01/2026(a)		371	364,096

			1,110,176

			12,930,534

Utility – 1.1%
Electric – 1.1%
DTE Energy Co. Series F 1.05%, 06/01/2025		84	82,165
Florida Power & Light Co. 4.40%, 05/15/2028		171	170,042
5.05%, 04/01/2028		355	359,864

6 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vistra Operations Co. LLC 3.70%, 01/30/2027(a)	U.S.$	386	$374,999

			987,070

Total Corporates - Investment Grade (cost $31,878,957)			32,082,265

GOVERNMENTS - TREASURIES – 31.9%
United States – 31.9%
U.S. Treasury Notes 3.50%, 09/30/2026		780	770,372
3.50%, 09/30/2029		560	543,725
3.75%, 08/31/2026		800	793,875
4.00%, 01/31/2029		1,300	1,291,469
4.00%, 07/31/2029		2,591	2,573,187
4.125%, 03/31/2029		1,453	1,450,503
4.25%, 02/28/2029		2,470	2,478,491
4.25%, 06/30/2029		3,013	3,023,326
4.375%, 07/31/2026		875	877,598
4.375%, 08/31/2028		1,036	1,043,648
4.375%, 11/30/2028		970	977,426
4.625%, 09/30/2028		4,330	4,400,362
4.625%, 04/30/2029		1,060	1,079,875
4.875%, 04/30/2026		3,022	3,049,859
4.875%, 05/31/2026		2,750	2,777,070
4.875%, 10/31/2028		950	974,492
5.00%, 09/30/2025		100	100,547

Total Governments - Treasuries (cost $28,071,524)			28,205,825

ASSET-BACKED SECURITIES – 11.7%
Other ABS - Fixed Rate – 7.6%
Affirm Asset Securitization Trust Series 2023-A, Class A 6.61%, 01/18/2028(a)		383	384,072
Series 2023-B, Class 1A 6.82%, 09/15/2028(a)		350	355,117
Series 2023-B, Class A 6.82%, 09/15/2028(a)		150	152,193
Avant Loans Funding Trust Series 2024-REV1, Class A 5.92%, 10/15/2033(a)		255	256,126
BHG Securitization Trust Series 2023-A, Class A 5.55%, 04/17/2036(a)		81	81,495
Series 2023-B, Class A 6.92%, 12/17/2036(a)		206	212,780

abfunds.com	AB SHORT DURATION INCOME ETF | 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cherry Securitization Trust Series 2024-1A, Class A 5.70%, 04/15/2032(a)	U.S.$	280	$276,428
Dext ABS LLC Series 2023-1, Class A2 5.99%, 03/15/2032(a)		143	143,975
Equify ABS LLC Series 2024-1A, Class A 5.43%, 04/18/2033(a)(c)(d)		150	149,989
Granite Park Equipment Leasing LLC Series 2023-1A, Class A3 6.46%, 09/20/2032(a)		250	259,954
Lendmark Funding Trust Series 2023-1A, Class A 5.59%, 05/20/2033(a)		210	210,626
Series 2024-1A, Class A 5.53%, 06/21/2032(a)		300	302,089
Mariner Finance Issuance Trust Series 2023-AA, Class A 6.70%, 10/22/2035(a)		500	506,380
Oportun Funding Trust Series 2024-3, Class A 5.26%, 08/15/2029(a)(c)(d)		190	190,030
Pagaya AI Debt Grantor Trust Series 2024-10, Class A 5.183%, 06/15/2032(a)		150	150,000
Series 2024-S1, Class ABC 7.237%, 09/15/2031(a)(c)(d)		251	255,444
Pagaya AI Debt Trust Series 2023-1, Class A 7.556%, 07/15/2030(a)		15	14,955
Series 2023-3, Class A 7.60%, 12/16/2030(a)		26	25,791
Series 2023-5, Class A 7.179%, 04/15/2031(a)		23	23,229
Series 2023-6, Class A 7.128%, 06/16/2031(a)		18	17,725
Series 2023-7, Class A 7.228%, 07/15/2031(a)		14	13,822
Series 2024-1, Class A 6.66%, 07/15/2031(a)		103	103,980
Series 2024-2, Class A 6.319%, 08/15/2031(a)		109	109,698
Series 2024-3, Class A 6.258%, 10/15/2031(a)		97	97,986
Prosper Marketplace Issuance Trust Series 2023-1A, Class A 7.06%, 07/16/2029(a)		108	108,660

8 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Purchasing Power Funding LLC Series 2024-A, Class A 5.89%, 08/15/2028(a)	U.S.$	550	$554,420
Reach ABS Trust Series 2023-1A, Class A 7.05%, 02/18/2031(a)		37	36,633
Republic Finance Issuance Trust Series 2024-A, Class A 5.91%, 08/20/2032(a)		250	251,286
Series 2024-B, Class A 5.56%, 11/20/2037(a)		150	149,992
Sotheby’s Artfi Master Trust Series 2024-1A, Class A1 6.43%, 12/22/2031(a)		550	556,029
Theorem Funding Trust Series 2022-3A, Class A 7.60%, 04/15/2029(a)		54	54,830
Series 2023-1A, Class A 7.58%, 04/15/2029(a)		52	52,333
Upstart Securitization Trust Series 2023-2, Class A 6.77%, 06/20/2033(a)		79	79,379
Series 2023-3, Class A 6.90%, 10/20/2033(a)		88	89,083
Series 2024-1, Class A 5.33%, 11/20/2034(a)		150	149,989
Verdant Receivables LLC Series 2023-1A, Class A2 6.24%, 01/13/2031(a)		367	371,708

			6,748,226

Autos - Fixed Rate – 3.4%
ACM Auto Trust Series 2024-1A, Class A 7.71%, 01/21/2031(a)		166	166,367
FHF Trust Series 2023-1A, Class A2 6.57%, 06/15/2028(a)		112	113,073
Foursight Capital Automobile Receivables Trust Series 2023-1, Class A2 5.43%, 10/15/2026(a)		4	3,767
Hertz Vehicle Financing III LLC Series 2024-1A, Class A 5.44%, 01/25/2029(a)		154	154,494
Lendbuzz Securitization Trust Series 2023-1A, Class A2 6.92%, 08/15/2028(a)		103	104,220

abfunds.com	AB SHORT DURATION INCOME ETF | 9

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Series 2023-2A, Class A2 7.09%, 10/16/2028(a)	U.S.$	130		$132,827
Series 2023-3A, Class A2 7.50%, 12/15/2028(a)		117		119,321
Series A2, Class 24-1A 6.19%, 08/15/2029(a)		216		218,087
Lobel Automobile Receivables Trust Series 2023-1, Class A 6.97%, 07/15/2026(a)		20		19,870
Series 2023-2, Class A 7.59%, 04/16/2029(a)		92		92,546
Merchants Fleet Funding LLC Series 2023-1A, Class A 7.21%, 05/20/2036(a)		419		423,363
Research-Driven Pagaya Motor Asset Trust Series 2023-3A, Class A 7.13%, 01/26/2032(a)		353		356,899
Series 2023-4A, Class A 7.54%, 03/25/2032(a)		432		438,560
Series 2024-3A, Class A 5.281%, 03/25/2033(a)		435		435,000
Research-Driven Pagaya Motor Trust Series 2024-1A, Class A 7.09%, 06/25/2032(a)		91		91,852
Tricolor Auto Securitization Trust Series 2023-1A, Class A 6.48%, 08/17/2026(a)		0	**	139
Series 2024-1A, Class A 6.61%, 10/15/2027(a)		138		138,899

				3,009,284

Credit Cards - Fixed Rate – 0.6%
Brex Commercial Charge Card Master Trust Series 2024-1, Class A1 6.05%, 07/15/2027(a)		325		328,199
Mission Lane Credit Card Master Trust Series 2023-A, Class A 7.23%, 07/17/2028(a)		200		201,555

				529,754

Other ABS - Floating Rate – 0.1%
Capital Street Master Trust Series 2024-1, Class A 4.99% (CME Term SOFR + 1.35%), 10/16/2028(a)(c)(d)(e)		62		62,098

Total Asset-Backed Securities (cost $10,257,716)				10,349,362

10 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 9.2%
CLO - Floating Rate – 9.2%
AGL CLO 16 Ltd. Series 2021-16A, Class A 6.009% (CME Term SOFR 3 Month + 1.39%), 01/20/2035(a)(e)	U.S.$	500	$500,855
AIMCO CLO Series 2018-AA, Class A 5.929% (CME Term SOFR 3 Month + 1.28%), 04/17/2031(a)(e)		114	114,323
Allegro CLO XI Ltd. Series 2019-2A, Class A1AR 5.867% (CME Term SOFR 3 Month + 1.25%), 01/19/2033(a)(e)		250	250,175
Apidos CLO XXX Series XXXA, Class A1AR 5.712% (CME Term SOFR 3 Month + 1.08%), 10/18/2031(a)(e)		207	206,776
Apidos Loan Fund Ltd. Series 2024-1A, Class A1 5.896% (CME Term SOFR 3 Month + 1.27%), 04/25/2035(a)(e)		250	250,161
Bain Capital Credit CLO Series 2019-2A, Class AR2 5.778% (CME Term SOFR 3 Month + 1.13%), 10/17/2032(a)(e)		249	249,430
Bain Capital Credit CLO Ltd. Series 2019-1A, Class AR2 5.847% (CME Term SOFR 3 Month + 1.23%), 04/19/2034(a)(e)		100	100,019
Series 2020-1A, Class A1R 5.882% (CME Term SOFR 3 Month + 1.25%), 04/18/2033(a)(e)		215	215,148
Series 2021-4A, Class A1R 5.82% (CME Term SOFR 3 Month + 1.20%), 10/20/2034(a)(e)		350	350,062
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 8.018% (CME Term SOFR 3 Month + 3.36%), 04/15/2034(a)(e)		250	250,248
Carbone CLO Ltd. Series 2017-1A, Class A1 6.019% (CME Term SOFR 3 Month + 1.40%), 01/20/2031(a)(e)		531	531,676

abfunds.com	AB SHORT DURATION INCOME ETF | 11

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CIFC Funding Ltd. Series 2018-1A, Class A 5.894% (CME Term SOFR 3 Month + 1.26%), 04/18/2031(a)(e)	U.S.$	264	$264,078
Dryden 113 CLO Ltd. Series 2022-113A, Class AR2 5.867% (CME Term SOFR 3 Month + 1.25%), 10/15/2037(a)(e)		250	250,025
Galaxy 30 CLO Ltd. Series 2022-30A, Class D 8.006% (CME Term SOFR 3 Month + 3.35%), 04/15/2035(a)(e)		250	250,347
Goldentree Loan Management US CLO 8 Ltd. Series 2020-8A, Class ARR 5.752% (CME Term SOFR 3 Month + 1.15%), 10/20/2034(a)(e)		450	450,079
KKR CLO 21 Ltd. Series 21, Class A 5.918% (CME Term SOFR 3 Month + 1.26%), 04/15/2031(a)(e)		250	251,026
Neuberger Berman Loan Advisers CLO 42 Ltd Series 2021-42A, Class A 6.009% (CME Term SOFR 3 Month + 1.36%), 07/16/2035(a)(e)		500	500,991
Palmer Square CLO Ltd. Series 2021-3A, Class D 7.868% (CME Term SOFR 3 Month + 3.21%), 01/15/2035(a)(e)		250	251,785
PPM CLO 5 Ltd. Series 2021-5A, Class A 6.094% (CME Term SOFR 3 Month + 1.46%), 10/18/2034(a)(e)		500	500,749
Rad CLO 14 Ltd. Series 2021-14A, Class A 6.088% (CME Term SOFR 3 Month + 1.43%), 01/15/2035(a)(e)		550	551,007
Regatta XIX Funding Ltd. Series 2022-1A, Class A1 5.937% (CME Term SOFR 3 Month + 1.32%), 04/20/2035(a)(e)		470	470,940
Regatta XVI Funding Ltd. Series 2019-2A, Class A1R 5.856% (CME Term SOFR 3 Month + 1.20%), 01/15/2033(a)(e)		250	250,012
Sixth Street CLO XVII Ltd. Series 2021-17A, Class A 6.119% (CME Term SOFR 3 Month + 1.50%), 01/20/2034(a)(e)		470	471,175

12 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

VERDE CLO Ltd. Series 2019-1A, Class ARR 5.766% (CME Term SOFR 3 Month + 1.11%), 04/15/2032(a)(e)	U.S.$	211	$211,467
Voya CLO Ltd. Series 2018-1A, Class A1 5.829% (CME Term SOFR 3 Month + 1.21%), 04/19/2031(a)(e)		231	230,876
Series 2018-3A, Class A1R2 5.856% (CME Term SOFR 3 Month + 1.20%), 10/15/2031(a)(e)		156	156,181

Total Collateralized Loan Obligations (cost $8,047,259)			8,079,611

CORPORATES - NON-INVESTMENT GRADE – 7.2%
Industrial – 6.7%
Basic – 0.6%
Arsenal AIC Parent LLC 8.00%, 10/01/2030(a)		38	39,980
ASP Unifrax Holdings, Inc. 7.10% (5.85% Cash and 1.25% PIK), 09/30/2029(a)(f)		9	5,340
Graphic Packaging International LLC 3.50%, 03/15/2028(a)		125	116,810
INEOS Finance PLC 6.375%, 04/15/2029(a)	EUR	101	113,395
INEOS Quattro Finance 2 PLC 9.625%, 03/15/2029(a)	U.S.$	200	211,852
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)		27	27,255

			514,632

Capital Goods – 0.4%
Ball Corp. 6.00%, 06/15/2029		97	98,522
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		92	92,610
Esab Corp. 6.25%, 04/15/2029(a)		26	26,459
GFL Environmental, Inc. 6.75%, 01/15/2031(a)		19	19,563
LSB Industries, Inc. 6.25%, 10/15/2028(a)(b)		147	142,352

abfunds.com	AB SHORT DURATION INCOME ETF | 13

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Summit Materials LLC/Summit Materials Finance Corp. 7.25%, 01/15/2031(a)	U.S.$	21	$21,832

			401,338

Communications - Media – 0.9%
Banijay Entertainment SAS 7.00%, 05/01/2029(a)	EUR	170	193,368
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)	U.S.$	26	23,205
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		97	94,235
DISH DBS Corp. 5.25%, 12/01/2026(a)		67	62,015
5.75%, 12/01/2028(a)		32	28,006
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		65	63,749
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		108	100,991
Pinewood Finco PLC 3.25%, 09/30/2025(a)	GBP	118	149,097
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)	U.S.$	85	73,744

			788,410

Consumer Cyclical - Automotive – 0.3%
Tenneco, Inc. 8.00%, 11/17/2028(a)		79	73,099
ZF North America Capital, Inc. 6.75%, 04/23/2030(a)		160	157,733

			230,832

Consumer Cyclical - Entertainment – 0.4%
Carnival Corp. 5.75%, 03/01/2027(a)		22	22,062
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		28	28,121
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		42	41,917
5.50%, 08/31/2026(a)		31	31,028
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		14	13,815
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		263	255,836

			392,779

Consumer Cyclical - Other – 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		86	85,356

14 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Churchill Downs, Inc. 4.75%, 01/15/2028(a)	U.S.$	97	$94,079
Cirsa Finance International SARL 6.50%, 03/15/2029(a)	EUR	100	114,089
Hilton Domestic Operating Co., Inc. 5.875%, 04/01/2029(a)	U.S.$	104	104,890
6.125%, 04/01/2032(a)		77	77,795
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		9	8,042
5.00%, 06/01/2029(a)		45	42,172
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028		11	10,502
Taylor Morrison Communities, Inc. 5.875%, 06/15/2027(a)		64	64,355
Travel + Leisure Co. 6.625%, 07/31/2026(a)		20	20,155

			621,435

Consumer Cyclical - Restaurants – 0.1%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		17	16,194
4.375%, 01/15/2028(a)		35	33,693

			49,887

Consumer Cyclical - Retailers – 0.1%
Bath & Body Works, Inc. 9.375%, 07/01/2025(a)		6	6,149
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		81	69,251

			75,400

Consumer Non-Cyclical – 0.5%
Bausch + Lomb Corp. 8.375%, 10/01/2028(a)		190	199,650
Elanco Animal Health, Inc. 6.65%, 08/28/2028(b)		82	84,231
Embecta Corp. 5.00%, 02/15/2030(a)		29	26,290
Medline Borrower LP 3.875%, 04/01/2029(a)		26	24,337
MPH Acquisition Holdings LLC 5.75%, 11/01/2028(a)		56	25,342
Newell Brands, Inc. 4.875%, 06/01/2025		7	7,000
5.70%, 04/01/2026(b)		20	20,048
6.375%, 09/15/2027		15	15,183

			402,081

abfunds.com	AB SHORT DURATION INCOME ETF | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 1.8%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.00%, 07/15/2029(a)	U.S.$	73	$74,783
Buckeye Partners LP 6.875%, 07/01/2029(a)		58	58,921
CITGO Petroleum Corp. 7.00%, 06/15/2025(a)		33	33,035
8.375%, 01/15/2029(a)		186	193,487
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		30	29,469
8.375%, 07/01/2028(a)		213	220,236
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25%, 11/01/2028(a)		73	71,268
Howard Midstream Energy Partners LLC 8.875%, 07/15/2028(a)		141	148,779
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		11	11,018
New Fortress Energy, Inc. 6.50%, 09/30/2026(a)		112	103,594
6.75%, 09/15/2025(a)		56	55,854
8.75%, 03/15/2029(a)		93	77,682
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, 02/15/2029(a)		105	105,724
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		25	25,148
Sunoco LP/Sunoco Finance Corp. 7.00%, 09/15/2028(a)		104	106,949
Venture Global LNG, Inc. 8.125%, 06/01/2028(a)		52	53,961
9.50%, 02/01/2029(a)		98	108,353
9.875%, 02/01/2032(a)		99	108,054

			1,586,315

Other Industrial – 0.1%
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)		78	80,066
Velocity Vehicle Group LLC 8.00%, 06/01/2029(a)		12	12,342

			92,408

Services – 0.3%
ANGI Group LLC 3.875%, 08/15/2028(a)		127	115,020
Garda World Security Corp. 7.75%, 02/15/2028(a)		103	106,355

16 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)	U.S.$	23	$21,630
Raven Acquisition Holdings LLC 6.875%, 11/15/2031(a)		32	31,932
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		33	29,821

			304,758

Technology – 0.2%
Gen Digital, Inc. 6.75%, 09/30/2027(a)		42	42,732
Virtusa Corp. 7.125%, 12/15/2028(a)		10	9,706
Western Digital Corp. 4.75%, 02/15/2026		163	160,969

			213,407

Transportation - Services – 0.3%
Hertz Corp. (The) 12.625%, 07/15/2029(a)		135	143,117
Loxam SAS 4.50%, 02/15/2027(a)	EUR	100	109,234

			252,351

			5,926,033

Financial Institutions – 0.5%
Banking – 0.0%
Bread Financial Holdings, Inc. 7.00%, 01/15/2026(a)	U.S.$	12	11,979

Brokerage – 0.1%
Osaic Holdings, Inc. 10.75%, 08/01/2027(a)		52	53,661

Finance – 0.2%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		62	62,389
GGAM Finance Ltd. 7.75%, 05/15/2026(a)		51	51,956
8.00%, 02/15/2027(a)		12	12,399
8.00%, 06/15/2028(a)		77	81,354
SLM Corp. 3.125%, 11/02/2026		23	21,781

			229,879

Insurance – 0.1%
Acrisure LLC/Acrisure Finance, Inc. 7.50%, 11/06/2030(a)		61	61,953

abfunds.com	AB SHORT DURATION INCOME ETF | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITs – 0.1%
Iron Mountain, Inc. 5.00%, 07/15/2028(a)	U.S.$	76	$74,045

			431,517

Total Corporates - Non-Investment Grade (cost $6,256,040)			6,357,550

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.9%
Non-Agency Fixed Rate CMBS – 1.8%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)		100	92,262
BANK Series 2020-BN28, Class XA 1.759%, 03/15/2063(g)		2,016	163,227
Series 2020-BN29, Class XA 1.316%, 11/15/2053(g)		966	59,315
Barclays Commercial Mortgage Trust Series 2019-C3, Class XA 1.309%, 05/15/2052(g)		941	43,400
BBCMS Mortgage Trust Series 2017-C1, Class XA 1.44%, 02/15/2050(g)		1,256	31,694
CD Mortgage Trust Series 2016-CD1, Class XA 1.343%, 08/10/2049(g)		1,426	19,547
CFCRE Commercial Mortgage Trust Series 2016-C4, Class XA 1.566%, 05/10/2058(g)		69	1,044
Series 2017-C8, Class XA 1.471%, 06/15/2050(g)		265	7,321
Citigroup Commercial Mortgage Trust Series 2016-GC36, Class A5 3.616%, 02/10/2049		165	160,678
Series 2017-P7, Class XA 1.078%, 04/14/2050(g)		784	15,344
Commercial Mortgage Trust Series 2014-CR16, Class D 4.783%, 04/10/2047(a)		100	82,450
Series 2016-DC2, Class XA 0.909%, 02/10/2049(g)		2,265	15,804
GS Mortgage Securities Trust Series 2013-GC13, Class D 3.87%, 07/10/2046(a)		100	62,970

18 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-GS3, Class XA 1.184%, 10/10/2049(g)	U.S.$	1,243	$19,326
Series 2017-GS5, Class XA 0.824%, 03/10/2050(g)		1,396	21,238
Series 2017-GS7, Class XA 1.075%, 08/10/2050(g)		3,233	71,854
Series 2019-GC39, Class XA 1.079%, 05/10/2052(g)		3,589	147,119
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.039%, 08/15/2046(a)		75	56,820
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-LC9, Class G 3.567%, 12/15/2047(a)		100	54,625
Series 2013-LC11, Class B 3.499%, 04/15/2046		110	91,996
UBS Commercial Mortgage Trust Series 2017-C1, Class XA 1.49%, 06/15/2050(g)		911	25,523
Series 2017-C2, Class XA 1.061%, 08/15/2050(g)		1,944	43,920
Series 2018-C14, Class XA 0.879%, 12/15/2051(g)		754	21,768
Series 2018-C15, Class XA 0.878%, 12/15/2051(g)		566	16,693
Series 2019-C18, Class XA 0.994%, 12/15/2052(g)		1,230	43,071
UBS-Barclays Commercial Mortgage Trust Series 2013-C6, Class D 3.93%, 04/10/2046(a)		69	59,097
Wells Fargo Commercial Mortgage Trust Series 2016-LC24, Class XA 1.60%, 10/15/2049(g)		744	16,688
Series 2018-C48, Class XA 0.931%, 01/15/2052(g)		737	22,836
Series 2019-C52, Class XA 1.559%, 08/15/2052(g)		843	48,112
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 4.983%, 06/15/2044(a)		44	40,495
Series 2011-C4, Class E 4.983%, 06/15/2044(a)		25	21,526

			1,577,763

abfunds.com	AB SHORT DURATION INCOME ETF | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate CMBS – 0.1%
Starwood Retail Property Trust Series 2014-STAR, Class A 8.00% (PRIME + 0.00%), 11/15/2027(a)(e)	U.S.$	81	$46,088

Total Commercial Mortgage-Backed Securities (cost $1,790,418)			1,623,851

EMERGING MARKETS - SOVEREIGNS – 1.0%
Dominican Republic – 1.0%
Dominican Republic Central Bank Notes 10.50%, 01/17/2025(a) (cost $901,822)	DOP	54,000	896,509

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Risk Share Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2021-DNA6, Class M2 6.357% (CME Term SOFR + 1.50%), 10/25/2041(a)(e)	U.S.$	150	150,479
Series 2022-HQA1, Class M1B 8.357% (CME Term SOFR + 3.50%), 03/25/2042(a)(e)		20	20,733
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C04, Class 1B 15.221% (CME Term SOFR + 10.36%), 01/25/2029(e)		117	133,731

			304,943

Agency Fixed Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4913, Class IO 6.00%, 04/15/2041(g)		56	9,767
Federal National Mortgage Association REMICs Series 2012-120, Class CI 3.50%, 12/25/2031(g)		24	160
Series 2016-26, Class IO 5.00%, 05/25/2046(g)		118	16,309
Series 2016-31, Class IO 5.00%, 06/25/2046(g)		162	23,034
Series 2016-64, Class BI 5.00%, 09/25/2046(g)		19	2,388

			51,658

20 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Floating Rate – 0.0%
Federal Home Loan Mortgage Corp. REMICs Series 4372, Class JS 0.976% (5.99% – CME Term SOFR), 08/15/2044(e)(h)	U.S.$	72	$7,934
Federal National Mortgage Association REMICs Series 2012-17, Class ES 1.579% (6.44% – CME Term SOFR), 03/25/2041(e)(h)		32	1,204
Series 2012-17, Class SE 0.979% (5.84% – CME Term SOFR), 03/25/2042(e)(h)		54	5,210
Series 2019-25, Class SA 1.079% (5.94% – CME Term SOFR), 06/25/2049(e)(h)		35	3,754
Series 2019-42, Class SQ 1.079% (5.94% – CME Term SOFR), 08/25/2049(e)(h)		32	3,245

			21,347

Total Collateralized Mortgage Obligations (cost $368,703)			377,948

BANK LOANS – 0.3%
Industrial – 0.3%
Capital Goods – 0.0%
Chariot Buyer LLC 8.035% (SOFR 1 Month + 3.25%), 11/03/2028(i)		10	9,704

Communications - Media – 0.0%
DirecTV Financing LLC 10.097% (SOFR 3 Month + 5.25%), 08/02/2029(i)		22	21,676

Consumer Cyclical - Entertainment – 0.2%
Seaworld Parks & Entertainment, Inc. 7.185% (SOFR 1 Month + 2.50%), 08/25/2028(i)		139	138,475

Energy – 0.1%
GIP II Blue Holding LP 8.595% (SOFR 1 Month + 3.75%), 09/29/2028(i)		45	44,671

Technology – 0.0%
Ascend Learning LLC 10.535% (SOFR 1 Month + 5.75%), 12/10/2029(i)		30	29,450

abfunds.com	AB SHORT DURATION INCOME ETF | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

FINThrive Software Intermediate Holdings, Inc. 11.550% (SOFR 1 Month + 6.75%), 12/17/2029(i)	U.S.$	20	$8,300
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(c)(d)(i)(j)(k)		72	543

			38,293

			252,819

Financial Institutions – 0.0%
Finance – 0.0%
Orbit Private Holdings I Ltd. 10.014% (SOFR 6 Month + 4.50%), 12/11/2028(c)(i)		29	29,175

Total Bank Loans (cost $364,415)			281,994

		Shares
SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 4.72%(l)(m)(n) (cost $984,772)		984,772	984,772

Total Investments – 101.0% (cost $88,921,626)			89,239,687
Other assets less liabilities – (1.0)%			(876,500)

Net Assets – 100.0%			$88,363,187

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	17	December 2024	$3,501,070	$(11,187)
U.S. T-Note 5 Yr (CBT) Futures	65	December 2024	6,970,234	(85,352)

Sold Contracts
U.S. T-Note 10 Yr (CBT) Futures	3	December 2024	331,406	11,109

				$(85,430)

22 | AB SHORT DURATION INCOME ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	DOP	56,835	USD	934	01/17/2025	$(4,382)
State Street Bank & Trust Co.	GBP	105	USD	139	11/08/2024	4,078
State Street Bank & Trust Co.	EUR	488	USD	528	12/20/2024	(3,585)

						$(3,889)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
iTraxx Australia Series 42, 5 Year Index, 12/20/2029*	(1.00)%	Quarterly	0.66%	USD	4,080	$(68,075)	$(67,955)	$(120)
Kingdom of Saudi Arabia, 12/20/2029*	(1.00)	Quarterly	0.62	USD	460	(8,602)	(7,543)	(1,059)
State of Qatar, 12/20/2029*	(1.00)	Quarterly	0.42	USD	645	(18,195)	(16,872)	(1,323)

Sale Contracts
CDX-NAHY Series 43, 5 Year Index, 12/20/2029*	5.00	Quarterly	3.36	USD	720	53,574	50,284	3,290
CDX-NAIG Series 43, 5 Year Index, 12/20/2029*	1.00	Quarterly	0.54	USD	4,080	91,314	90,252	1,062
iTraxx Xover Series 42, 5 Year Index, 12/20/2029*	5.00	Quarterly	3.14	EUR	640	59,848	56,623	3,225

						$109,864	$104,789	$5,075

*	Termination date

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2024, the aggregate market value of these securities amounted to $30,822,724 or 34.9% of net assets.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2024.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2024.

abfunds.com	AB SHORT DURATION INCOME ETF | 23

PORTFOLIO OF INVESTMENTS (continued)

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2024.

(g)	IO – Interest Only.

(h)	Inverse interest only security.

(i)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at October 31, 2024.

(j)	Non-income producing security.

(k)	Defaulted.

(l)	Affiliated investments.

(m)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(n)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

24 | AB SHORT DURATION INCOME ETF	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

October 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $87,936,854)	$88,254,915
Affiliated issuers (cost $984,772)	984,772
Cash	370,774
Cash collateral due from broker	308,206
Foreign currencies, at value (cost $24,932)	25,029
Receivable for investment securities sold	5,322,728
Interest receivable	766,872
Receivable for terminated centrally cleared credit default swaps	19,522
Unrealized appreciation on forward currency exchange contracts	4,078
Affiliated dividends receivable	3,810
Receivable due from Adviser	115

Total assets	96,060,821

Liabilities
Payable for capital stock redeemed	5,326,380
Payable for investment securities purchased	2,173,460
Payable for variation margin on centrally cleared swaps	25,168
Advisory fee payable	23,679
Payable for variation margin on futures	9,633
Unrealized depreciation on forward currency exchange contracts	7,967
Foreign capital gains tax payable	1,137
Other liabilities	130,210

Total liabilities	7,697,634

Net Assets	$88,363,187

Composition of Net Assets
Capital stock, at par	$249
Additional paid-in capital	94,104,782
Accumulated loss	(5,741,844)

Net Assets	$88,363,187

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 2,488,461 common shares outstanding)	$35.51

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME ETF | 25

STATEMENT OF OPERATIONS

Year Ended October 31, 2024(a)

Investment Income
Interest (net of foreign taxes withheld of $1,634)	$5,769,540
Dividends—Affiliated issuers	65,067	$5,834,607

Expenses
Advisory fee (see Note B)	344,561
Distribution fee—Class A	2,028
Distribution fee—Class C	1,001
Transfer agency—Class A	358
Transfer agency—Class C	41
Transfer agency—Advisor Class	30,718
Administrative	59,346
Audit and tax	90,847
Legal	52,196
Registration fees	47,113
Custody and accounting	41,391
Printing	37,494
Directors’ fees	14,032
Miscellaneous	10,440

Total expenses	731,566
Less: expenses waived and reimbursed by the Adviser (see Note B)	(319,449)

Net expenses		412,117

Net investment income		5,422,490

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(b)		377,985
In-kind redemptions		121,708
Forward currency exchange contracts		5,840
Futures		(72,477)
Swaps		283,420
Foreign currency transactions		(14,612)
Net change in unrealized appreciation (depreciation) of:
Investments(c)		2,239,607
Forward currency exchange contracts		(11,026)
Futures		166,668
Swaps		51,716
Foreign currency denominated assets and liabilities		(1,483)

Net gain on investment and foreign currency transactions		3,147,346

Net Increase in Net Assets from Operations		$8,569,836

(a)

After the close of business on June 7, 2024, AB Short Duration Income Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration Income ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

(b)	Net of foreign realized capital gains taxes of $1,976.

(c)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $1,137.

See notes to financial statements.

26 | AB SHORT DURATION INCOME ETF	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2024(a)	Year Ended October 31, 2023
Increase in Net Assets from Operations
Net investment income	$5,422,490	$3,686,989
Net realized gain (loss) on investment transactions	701,864	(5,408,383)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	2,445,482	5,336,754

Net increase in net assets from operations	8,569,836	3,615,360
Distribution to Shareholders
Class A	(52,498)	(147,440)
Class C	(4,384)	(10,939)
Advisor Class	(4,991,883)	(4,293,613)
Transactions in Shares of the Fund
Net increase (decrease)	(23,813,083)	39,863,963
Other capital	150	– 0	–

Total increase (decrease)	(20,291,862)	39,027,331
Net Assets
Beginning of period	108,655,049	69,627,718

End of period	$88,363,187	$108,655,049

(a)

After the close of business on June 7, 2024, AB Short Duration Income Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration Income ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2024

NOTE A

Significant Accounting Policies

The AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of 15 portfolios currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income ETF (the “Fund”), a diversified portfolio. The Fund commenced investment operations on June 7, 2024. At meetings held on October 31—November 2, 2023, the Fund’s Board of Directors of AB Bond Fund, Inc. (the “Board”) approved the reorganization of AB Short Duration Income Portfolio, a portfolio of AB Bond Fund, Inc. (the “Acquired Portfolio”) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, June 7, 2024. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of October 31, however the Fund has a fiscal year end of November 30. See Note I for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through June 7, 2024. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these

28 | AB SHORT DURATION INCOME ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

abfunds.com	AB SHORT DURATION INCOME ETF | 29

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in

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NOTES TO FINANCIAL STATEMENTS (continued)

active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of

abfunds.com	AB SHORT DURATION INCOME ETF | 31

NOTES TO FINANCIAL STATEMENTS (continued)

quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2024:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$32,082,265		$	– 0	–	$32,082,265
Governments – Treasuries		– 0	–	28,205,825			– 0	–	28,205,825
Asset-Backed Securities		– 0	–	9,691,801			657,561		10,349,362
Collateralized Loan Obligations		– 0	–	8,079,611			– 0	–	8,079,611
Corporates – Non-Investment Grade		– 0	–	6,357,550			– 0	–	6,357,550
Commercial Mortgage-Backed Securities		– 0	–	1,623,851			– 0	–	1,623,851
Emerging Markets – Sovereigns		– 0	–	896,509			– 0	–	896,509
Collateralized Mortgage Obligations		– 0	–	377,948			– 0	–	377,948
Bank Loans		– 0	–	252,276			29,718		281,994
Short-Term Investments		984,772		– 0	–		– 0	–	984,772

Total Investments in Securities		984,772		87,567,636			687,279		89,239,687
Other Financial Instruments(a):
Assets:
Futures		11,109		– 0	–		– 0	–	11,109	(b)
Forward Currency Exchange Contracts		– 0	–	4,078			– 0	–	4,078
Centrally Cleared Credit Default Swaps		– 0	–	204,736			– 0	–	204,736	(b)
Liabilities:
Futures		(96,539)		– 0	–		– 0	–	(96,539	)(b)
Forward Currency Exchange Contracts		– 0	–	(7,967)			– 0	–	(7,967)
Centrally Cleared Credit Default Swaps		– 0	–	(94,872)			– 0	–	(94,872	)(b)

Total		$899,342		$87,673,611			$687,279		$89,260,232

(a)

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(b)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

Prior to the Conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of AB Bond Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses were allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

9. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .30% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to June 7, 2024, the Acquired Portfolio paid the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%, 1.45% and .45% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended October 31, 2024, such reimbursements/waivers amounted to $258,247.

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Prior to June 7, 2024, pursuant to the investment advisory agreement, the Acquired Portfolio reimbursed the Adviser for certain legal and accounting services provided to the Acquired Portfolio by the Adviser. For the year ended October 31, 2024, the reimbursement for such services amounted to $59,346.

Prior to June 7, 2024, the Acquired Portfolio compensated AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Acquired Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $13,787 for the year ended October 31, 2024. Effective June 7, 2024, State Street Bank and Trust Company serves as Transfer Agent for the Fund.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Prior to June 7, 2024, these costs were borne by the Fund but subject to the Expense Cap. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended October 31, 2024, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $1,856.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2024 is as follows:

Fund	Market Value 10/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$507	$60,696	$60,218	$985	$65

NOTE C

Distribution Services Agreement

Effective June 7, 2024, the Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid. Prior to the Conversion, the

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Acquired Portfolio paid distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Acquired Portfolio’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .20% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,357 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, and the share class is active, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2024 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$73,269,644	$66,808,430
U.S. government securities	44,437,087	53,315,823

During the year ended October 31, 2024, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended October 31, 2024, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
In-kind transactions
Investment securities (excluding U.S. government securities)	$1,674,641	$11,050,005
U.S. government securities	1,576,166	6,433,806

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The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$88,928,540

Gross unrealized appreciation	$842,171
Gross unrealized depreciation	(537,318)

Net unrealized appreciation	$304,853

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When

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NOTES TO FINANCIAL STATEMENTS (continued)

the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2024, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2024, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund may enter into swaps for investment purposes or to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to

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exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indexes for a specified amount of an underlying asset or inflation. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates, inflation or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/(depreciation) of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Fund enters into a centrally cleared swap, Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2024, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to

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NOTES TO FINANCIAL STATEMENTS (continued)

terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$11,109	*	Payable for variation margin on futures	$96,539	*

Credit contracts	Receivable for variation margin on centrally cleared swaps	7,577	*	Payable for variation margin on centrally cleared swaps	2,502	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	4,078		Unrealized depreciation on forward currency exchange contracts	7,967

Total		$22,764			$107,008

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(72,477)	$166,668

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	5,840	(11,026)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	$283,420	$51,716

Total		$216,783	$207,358

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2024:

Futures:
Average notional amount of buy contracts	$14,231,234
Average notional amount of sale contracts	$1,646,706
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$348,243	(a)
Average principal amount of sale contracts	$1,119,281
Credit Default Swaps:
Average notional amount of sale contracts	$217,528	(b)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,165,000
Average notional amount of sale contracts	$6,207,633

(a)	Positions were open for five months during the year.

(b)	Positions were open for one month during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
State Street Bank & Trust Co.	$4,078	$(3,585)	$	– 0	–	$	– 0	–	$493

Total	$4,078	$(3,585)	$	– 0	–	$	– 0	–	$493	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America N.A.	$4,382	$	– 0	–	$	– 0	–	$	– 0	–	$4,382
State Street Bank & Trust Co.	3,585		(3,585)			– 0	–		– 0	–	– 0	–

Total	$7,967		$(3,585)		$	– 0	–	$	– 0	–	$4,382	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

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Transactions in shares of the Fund were as follows:

	Shares				Amount
	Year Ended October 31, 2024(a)		Year Ended October 31, 2023		Year Ended October 31, 2024(a)		Year Ended October 31, 2023

Class A
Shares sold	83,992		161,357		$745,203		$1,417,247

Shares issued in reinvestment of dividends and distributions	4,782		12,523		42,536		110,490

Shares converted from Class C	– 0	–	135		– 0	–	1,197

Shares converted to Advisor Class	(250,959)		– 0	–	(2,222,542)		– 0	–

Shares redeemed	(137,359)		(376,175)		(1,218,920)		(3,319,598)

Net decrease	(299,544)		(202,160)		$(2,653,723)		$(1,790,664)

Class C
Shares sold	4,927		29,648		$43,888		$257,425

Shares issued in reinvestment of dividends and distributions	266		925		2,363		8,162

Shares converted to Class A	– 0	–	(136)		– 0	–	(1,197)

Shares converted to Advisor Class	(23,735)		– 0	–	(209,915)		– 0	–

Shares redeemed	(31,981)		(13,529)		(282,701)		(120,665)

Net increase (decrease)	(50,523)		16,908		$(446,365)		$143,725

Advisor Class
Shares sold	1,339,069		2,386,556		$47,194,795		$83,357,649

Shares issued in reinvestment of dividends and distributions	70,699		88,524		2,482,228		3,087,814

Shares converted from Class A	63,345		– 0	–	2,222,542		– 0	–

Shares converted from Class C	5,991		– 0	–	209,915		– 0	–

Shares redeemed	(2,065,622)		(1,286,991)		(72,822,475)		(44,934,561)

Net increase (decrease)	(586,518)		1,188,089		$(20,712,995)		$41,510,902

(a)

After the close of business on June 7, 2024, AB Short Duration Income Portfolio (the “Acquired Portfolio”) was reorganized into AB Short Duration Income ETF. The amounts disclosed include those of the Acquired Portfolio. The Advisor class shares have been adjusted retroactively for the periods presented. See Note A and Note I for additional information on the reorganization.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will likely decrease in value by approximately 3% if interest rates increase by 1%.

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Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Mortgage-Related and Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates.These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities. Some mortgage-backed securities are “TBA” securities, which have additional risks.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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NOTES TO FINANCIAL STATEMENTS (continued)

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently than domestic securities. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Cash Transactions Risk—The Fund intends to transact many of its creation and redemption orders for cash, rather than in-kind securities. As a result, an investment in the Fund is expected to be less tax-efficient than an investment in an ETF that effectuates its transactions in Creation Units primarily on an in-kind basis. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required as compared to an ETF that distributes portfolio securities in-kind in redemption of Creation Units. The Fund intends to distribute gains that arise by virtue of the issuance and redemption of Creation Units being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with applicable tax requirements. This may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. Brokerage fees, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and ask prices of Fund shares than for ETFs that receive and distribute portfolio securities in-kind. The Fund’s use of cash for creations and

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NOTES TO FINANCIAL STATEMENTS (continued)

redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are generally bought and sold in the secondary market at market prices. The net asset value (“NAV”) per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant relationship with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a larger premium or discount to the Fund’s NAV per share, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2024.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2024 and October 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$5,048,765	$4,451,992

Total taxable distributions paid	$5,048,765	$4,451,992

As of October 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$456,328
Accumulated capital and other losses	(6,501,826	)(a)
Unrealized appreciation (depreciation)	304,948	(b)

Total accumulated earnings (deficit)	$(5,740,550	)(c)

(a)

As of October 31, 2024, the Fund had a net capital loss carryforward of $6,494,696. During the fiscal year, the Fund utilized $688,477 of capital loss carry forwards to offset current year net realized gains. As of October 31, 2024, the cumulative deferred loss on straddles was $7,130.

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NOTES TO FINANCIAL STATEMENTS (continued)

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2024, the Fund had a net short-term capital loss carryforward of $2,132,272 and a net long-term capital loss carryforward of $4,362,424, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net increase in accumulated loss and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Reorganization

At meetings held on October 31 – November 2, 2023, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business June 7, 2024. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion		Aggregate net assets immediately after the Conversion
Acquired Portfolio*	11,443,352		– 0	–	$101,095,155	+	$–0	–
The Fund	– 0	–	2,888,433		$–0	–	$101,095,155

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of $331,428 and unrealized depreciation on investments of $209,880, with a fair value of $99,296,404 and identified cost of $99,506,284.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

	Year Ended October 31,
	2024		2023		2022	2021		2020

Net asset value, beginning of period	$ 34.35		$ 34.43		$ 39.18	$ 39.42		$ 41.00

Income From Investment Operations

Net investment income(b)(c)	1.84		1.51		0.79	0.99		0.83

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.04		0.27	(d)	(4.15)	.00	(d)(e)	(.31	)(d)

Contribution from Affiliates	– 0	–	– 0	–	.00 (e)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.88		1.78		(3.36)	0.99		0.52

Less: Dividends and Distributions

Dividends from net investment income	(1.72)		(1.86)		(.95)	(1.23)		(1.58)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.44)	– 0	–	(.52)

Total dividends and distributions	(1.72)		(1.86)		(1.39)	(1.23)		(2.10)

Net asset value, end of period	$ 35.51		$ 34.35		$ 34.43	$ 39.18		$ 39.42

Total Return

Total investment return based on net asset value(f)	8.52%		5.22%		(8.76)%	2.48%		1.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$88,363		$105,618		$64,972	$56,593		$41,681

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)	.39%		.71%		.77%	.47%		.48%

Expenses, before waivers/reimbursements(g)	.70%		1.26%		1.48%	1.18%		1.68%

Net investment income(c)	5.23%		4.29%		2.17%	2.52%		2.13%

Portfolio turnover rate(h)*	116%		185%		60%	163%		336%

Portfolio turnover rate (including securities sold short)*	N/A		N/A		N/A	N/A		336%

See footnote summary on page 54.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period(a)

(a)

After the close of business on June 7, 2024, AB Short Duration Income Portfolio (the “Acquired Portfolio”) was converted into AB Short Duration Income ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlights information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from October 31, 2020 through the Reorganization.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

(e)	Amount is less than $.005.

(f)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended October 31,
	2024	2023	2022	2021	2020

Net of waivers/reimbursements	.39%	.45%	.45%	.45%	.45%

Before waivers/reimbursements	.70%	1.00%	1.16%	1.16%	1.64%

(h)	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*	The Fund accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AB Short Duration Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Short Duration Income ETF (the “Fund”) (one of the portfolios constituting The AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period ended October 31, 2024 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting The AB Active ETFs, Inc.) at October 31, 2024, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period ended October 31, 2024 in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 27, 2024

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2024. For foreign shareholders, 85.34% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in 2025.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income Portfolio (the “Fund”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).*

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

*	Effective June 7, 2024 the Fund was reorganized into an exchange-traded fund and is now known as AB Short Duration Income ETF, a series of AB Active ETFs, Inc.

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund since the Fund’s inception. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1- and 3- year periods ended May 31, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was close to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any

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sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and reflected the impact of the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. After reviewing and discussing the Adviser’s explanation of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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NOTES

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NOTES

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AB SHORT DURATION INCOME ETF

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

ETF-SDI-0151-1024

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

ETF-SDI

At a Special Meeting held on July 18, 2024, shareholders of AB Short Duration Income ETF (the “Fund”), a series of AB Active ETF, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	36,162,279.300	163,103.320	N/A	N/A
Alexander Chaloff	36,160,056.300	165,326.320	N/A	N/A
R. Jay Gerken	36,157,821.300	167,561.320	N/A	N/A
Jeffrey R. Holland	36,163,004.570	162,378.050	N/A	N/A
Jeanette W. Loeb	34,233,956.300	2,091,426.320	N/A	N/A
Carol C. McMullen	36,160,596.570	164,786.050	N/A	N/A
Garry L. Moody	35,991,604.570	333,778.050	N/A	N/A
Emilie D. Wrapp	36,135,301.570	190,081.050	N/A	N/A

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Active ETFs, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	December 30, 2024